SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 23, 2003

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way Boise, Idaho 83716
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

See the following press release, dated April 23, 2003, announcing certain changes in the directors of the Company.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are filed herewith:

Ehibit No.	Description

99.1	Press Release issued on April 23, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: April 24, 2003	By:	/s/ W.G. Stover, Jr.
	Name:	W.G. Stover, Jr.
	Title:	Vice President of Finance and
Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED APRIL 24, 2003

Exhibit	Description

99.1	Press Release issued on April 23, 2003.